Exhibit 10.11

独家代理框架合作协议

Exclusive Framework Distribution Agreement

甲方：杭州新林果业有限公司

Party A: Hangzhou Xinlin Fruits Co., Ltd

乙方：杭州野之缘农业开发有限公司

Party B: Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

一 合约事项

鉴于新林果业所从事的有机草莓等农作物的种植及相关产品的开发与杭州野之缘农业开发有限公司的业务发展方向有很高的契合度，同时野之缘的销售渠道可以为杭州新林果业的产品推广起到促进作用，经双方协商，共同达成本合约书的全部条款，并共同守约执行。

In view of the business development of organic products for Party A matches the business direction of Party B, and Party B’s sales channels can promote product sales for Party A, for the mutual benefits, two parties agreed on this contract.

1 乙方为甲方提供一定金额的流动资金借款，以支持甲方在相关有机农产品的种植，开发过程中所需的流动资金。相关的借款合同及条款另行在借款合同中规定。

Party B provide Party A with a certain amount of working capital loans to support Party A's working capital requirement for the cultivation and development of relevant organic agricultural products. The relevant terms and conditions of the loan contract shall be stipulated separately in the loan contract.

2 甲乙双方本合约有效期三年，自签订当日生效，在有效期内，授权乙方作为包括江浙沪，安徽，江西，湖南6个区域的独家代理商销售其产品，包括但不限于，种植的有机农产品及相关衍生产品

This contract is valid for three years, since the signing date. In the period of validity, Party A authorized party B as the exclusive sales representative of Jiangsu, Anhui, Jiangxi, Hunan 6 regional, including but not limited to, organic agricultural products and the related derivative products.

3 双方合作的基础：风险共担，利益共用，共同发展。

For mutual development and cooperation

4．双方合作的目标：长期合作，谋求产品的更大市场占有率。

Long term relationship and larger market.

1

Party A and B agreed as the exclusive sales representative in Jiangsu, Anhui, Zhejiang, shanghai and Jiangxi Province.

二 乙方的权利及义务：

Rights and obligations of Party B:

1 有权确立代理区域内的销售方式；

Have the right to choose sales model in the agency area;

2 有权在代理区域内进行各种促销活动及广告发布；

Have the right to carry out various promotional activities and advertising;

3 自觉维护甲方的知识产权及价格体系，不得有损害甲方知识产权及企业形象的作为并协助配合甲方对上述行为进行市场监督，对侵犯甲方权益的行为进行报告及打击

Consciously safeguard the intellectual property and price system of Party A, shall not damage the intellectual property and corporate image and to assist with the party A as the market supervision of party A.

4 为甲方保守商业秘密，且任何往来款项需汇至甲方指定帐号.没有汇入甲方指定帐号的款项，甲方则视为未收款；

Party A shall keep the business secret, and any money shall be remitted to the account designated by Party A.

三 交货与订货

Delivery and order

1 交货/订货-由乙方下定单至甲方经甲方确认交货时间，乙方将全部货款汇入甲方指定帐号，甲方按期将货物发送至乙方指定的地方。（特殊情况除外）

Delivery / order – After Party A confirm the time of delivery, Party B should wire the money into the account designated by Party A, Party A will sent the goods specified by Party B.

2 乙方每次订货量运输费用有双方友好协商确定。

Party B shall arrange the transportation cost of each order in a friendly way.

3 票据-本合约之营销价格全部为不含税之价格，如代理要求发票，则在代理价格上加收税款。

All price in this agreement are excluding tax, extra price will be added if sales receipt needed.

四 售后服务 post-sales service

1 乙方应至少有二个专职人员负责甲方产品的售后服务

2

Party B shall have at least two full-time staff responsible for post-sales service

2 乙方在担当甲方产品代理时，有销售与甲方同一类型的产品需与甲方协商。

When Party B act as agent of Party A, any sale of similar products need to get permission of party A.

3 甲方在已确立独家代理商区域内，不再确立第二家代理商。

Party A has not established other agents in the territory of the exclusive agent.

5 在市场及产品材料价格变化而引致产品调价时，甲方第一时间通知乙方并妥善处理价格体系。

Party A shall notify Party B of the first time and deal with the price system in a timely manner when the market price of the product and the material of the product changes.

6 甲方保证乙方的利益/权益，对代理商的违约行为：不按价格体系及总代理区域销售等进行惩罚和制止。

Party A shall guarantee Party B's interests and rights, and shall punish and stop the acts of the agent from the price system and the sales of the general agent.

五 违约及终止 breach and termination

1乙方违约，甲方 视情况，停止供货，终止代理合约等措施，严重损害甲方企业利益及形象/破坏产权等行为，甲方将通过法律手段予与处理。并追究经济损失。

If Party B breaches the contract, Party A will, depending on the circumstances, stop the supply of goods and terminate the contract of agency. For actions which seriously damage the interests of Party A and the image of the company. Party A will attribute to the law and seek for losses.

2 双方中任一方终止代理合约，需提前一个月告知对方，并取得对方同意。有关终止代理合约善后工作，双方商议解决。

One month written notice should be made if either party decided to terminate the agency agreement, and to obtain the consent of the other party. The two sides should negotiated for the settlement of the termination

六 本合约一式两份，双方签字后生效。

This contract is made in two copies, signed by both parties.

七 本协议解释权在甲方。如有其他未尽事宜，双方协商解决。若发生纠纷，以甲方所在地法律机关仲裁为准。

The right to interpret this agreement. The arbitration shall be conducted in accordance with the law of the place where Party A is located.

甲方：杭州新林果业有限公司

Party A: Hangzhou Xinlin Fruits Co., Ltd

/s/ Hangzhou Xinlin Fruits Co., Ltd

乙方：杭州野之缘农业开发有限公司

Party B: Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

/s/ Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

日期：2016年1月1日

Date signed, Jan 1 2016

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